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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 15, 2005


                          JOHN Q. HAMMONS HOTELS, L.P.
                 JOHN Q. HAMMONS HOTELS FINANCE CORPORATION III
           (Exact name of registrants as specified in their charter)

          DELAWARE                     033-7334001               43-1523951
          MISSOURI                                               33-1006528
(State or Other Jurisdiction           (Commission              (IRS Employer
     of Incorporation)                 File Number)          Identification No.)


                           300 JOHN Q. HAMMONS PARKWAY
                                    SUITE 900
                              SPRINGFIELD, MO 65806
               (Address of principal executive offices) (Zip Code)


                                 (417) 864-4300
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

                           --------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 7.01. REGULATION FD DISCLOSURE.

On June 15, 2005, the Company's general partner issued a press release announcing that it entered into a definitive merger agreement with JQH Acquisition, LLC, a company formed for the purposes of the proposed transactions by Jonathan Eilian. Upon consummation of the merger, each outstanding share of our general partner's Class A common stock will convert into the right to receive $24.00. The merger is subject to several conditions, including approval by our general partner's stockholders at a special meeting. John Q. Hammons, our general partner's principal stockholder, has agreed to vote his shares in favor of the merger, and our general partner has reserved the right to seek approval by holders of a majority of shares of its Class A common stock voting at the meeting not held by Mr. Hammons and his affiliates.

Our general partner entered into the merger agreement in connection with a series of transactions agreed to by Mr. Hammons, JQH Acquisition, LLC and their affiliates, regarding a variety of ongoing arrangements, including Mr. Hammons' continuing equity ownership in the business and a credit facility backed by iStar Financial Inc. secured by Mr. Hammons' equity ownership in the business and certain other collateral.

A special committee of independent directors of our general partner represented our general partner in the negotiation of the merger agreement.

Attached as Exhibit 99.1 and incorporated herein by reference is a copy of a press release issued today. That exhibit and the information above are being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. A copy of the merger agreement is attached as Exhibit 99.2.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

    Exhibit No.                                Exhibit
    -----------                                -------
        99.1 Press Release, dated June 15, 2005, issued by the registrant's general partner

        99.2 Agreement and Plan of Merger by and among JQH Acquisition LLC, JQH Merger Corporation and John Q. Hammons Hotels, Inc., dated as of June 14, 2005


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                            JOHN Q. HAMMONS HOTELS, L.P.

                                            By: John Q. Hammons Hotels, Inc.,
                                                its general partner



                                            By:  /s/ Paul E. Muellner
                                                 -------------------------------
                                                 Name:   Paul E. Muellner
                                                 Title:  Chief Financial Officer



                                            JOHN Q. HAMMONS HOTELS FINANCE
                                            CORPORATION III



                                            By:  /s/ Paul E. Muellner
                                                 -------------------------------
                                                 Name:   Paul E. Muellner
                                                 Title:  Chief Financial Officer




Date: June 15, 2005


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                                  EXHIBIT INDEX

    Exhibit No.                             Exhibit
    -----------                             -------

        99.1 Press Release, dated June 15, 2005, issued by John Q. Hammons Hotels, Inc.

        99.2 Agreement and Plan of Merger by and among JQH Acquisition LLC, JQH Merger Corporation and John Q. Hammons Hotels, Inc., dated as of June 14, 2005


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